NASDAQ: FCTR 2005 Third Quarter Conference Call Tuesday, October 25, 2005

Bob James President & CEO First Charter Corporation 2

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, our business plan and strategic initiatives, including the balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Conference Call Outline 4 Highlights of Third Quarter Performance Third Quarter Financial Summary Growth Strategy Update Fourth Quarter Subsequent Event Long Term Objectives Questions

Third Quarter Highlights 5 Record Net Income of $12.1 Million Strong Loan Growth & Solid Credit Quality Strong Growth in Core Deposit Balances Increased Fee Revenue High Customer Satisfaction

Fourth Quarter Subsequent Event 6 Balance Sheet Restructuring Sold $466 MM of Low Yielding Assets (3.50%) Paid Off $446 MM of Debt 4Q After-Tax Charge of $20 MM Improved Net Interest Margin and Earnings Reduced Interest Rate Risk

7 Chuck Caswell Chief Financial Officer Third Quarter Summary

Third Quarter Results Record Quarterly Net Income - $12.1 Million Up $0.7 Million or 6% EPS $0.39 vs. $0.38 Year to date EPS increased to $1.10 from $1.02 3Q 2005 Compared to 3Q 2004 8

Loans 3Q04 4Q04 1Q05 2Q05 3Q05 Commercial 1.32 1.34 1.31 1.39 1.48 Mortgage 0.34 0.35 0.47 0.59 0.59 Consumer 0.74 0.76 0.78 0.81 0.83 Loan Growth - Total Loan Average Balances grew $116.5 million or 17% annualized in the third quarter 9 .... in Billions 21% Up 12% annualized Up 2% annualized Up 25% annualized

Balanced, Secured Loan Portfolio 10 Construction 14% Commercial 9% Commercial Mortgage 32% Residential Mortgage 14% Consumer 12% Home Equity 19% September 30, 2005 September 30, 2004 Home Equity 17% Consumer 12% Construction 16% Commercial 8% Commercial Mortgage 27% Residential Mortgage 20%

Deposit Growth - Deposits are up 12% over the past year and 18% annualized in the quarter Deposits 3Q04 4Q04 1Q05 2Q05 3Q05 CDs 1.1954 1.2855 1.3718 1.4286 1.39 Interest Checking & MM 0.9935 0.9466 0.9279 0.9158 1.06 Noninterest bearing 0.3682 0.3778 0.403 0.407 0.42 11 .... in Billions Noninterest bearing DDA Average Balance up 12% vs. year ago and 30% annualized in the quarter Up 25% annualized

Net Interest Income Up $0.3 Million or 1.0% vs. year ago Down $0.2 Million or 0.6% vs. last quarter FHLB Dividend Reduction Cost $0.2 Million Richer Mix - More Loans/Fewer Securities Margin - 2.92 vs. 3.10 year ago 12 2.92 vs. 3.03 last quarter

13 Securities Portfolio 32% Securities Portfolio 32% September 30, 2005 Securities Portfolio 40% September 30, 2004 Securities Portfolio 40% Loans 60% Loans 68% Securities Portfolio as a percent of earning assets has been reduced by 8% over last year. Securities were reduced by $38.7 Million in Third Quarter.

Third Quarter Results Noninterest Income Up 6.3% Deposit Service Charges Up 8.0% Insurance Services Up 13.5% ATM/Debit Card/Other Up 33.6% Financial Management Income Down 15.2% 14 3Q 2005 Compared to 3Q 2004

Deposit Service Charges Increased 8% over Q3 2004 Loans 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 5.674 5.768 5.605 6.346 6.781 6.832 6.236 7.061 7.321 15 .... in Millions

De Minimus Securities Gains in 2005 Loans 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 270 505 326 494 1267 296 -49 18 12 16 .... in Thousands

Third Quarter Results Noninterest Expense Up $1.6 Million or 5.8% Salary Expense Up $1.1 Million or 7.6% Insurance Raleigh Extended Hours Data Processing Expense Up $0.4 Million Occupancy and Equipment Up $0.2 Million Professional Fees Down $0.2 Million 17 3Q 2005 Compared to 3Q 2004

Third Quarter Results Noninterest Expense Down $0.4 Million or 1.4% Occupancy and Equipment Down $0.3 Million Postage and Supplies Down $0.1 Million 18 3Q 2005 Compared to 2Q 2005

Asset Quality Remains Sound 19 Third Quarter 2005 Second Quarter 2005 Third Quarter 2004 Past Dues 0.56% 0.45% 0.61% Nonaccrual Loans 0.24% 0.34% 0.59% Nonperforming Assets 0.45% 0.57% 0.79% Net Charge-Offs 0.28% 0.19% 0.13% Allowance for Loan Losses as a % of loans 1.02% 1.02% 1.11% Allowance for Loan Losses as a % of nonaccrual loans 421% 295% 189%

Focus on the Balance Sheet --------Loan Yields (up 123 bp)-------- -------Deposit Yields (up 81 bp)------- Community Bank - Asset Sensitive 20

Focus on the Balance Sheet Wholesale Bank - Liability Sensitive Securities Yields (down 8 bp) Borrowing Yields (up 187 bp) 21

Reduce Reliance on Securities Gains Allocate Balance Sheet to Asset Classes with Highest Return Diversify Wholesale Funding Sources Manage Capital to Support Growth Balance Sheet Management Initiatives ...second quarter 22

Growth Strategy Update 23

Focus On Long Term Growth Community Banking Model Exceptional Service Large, Bureaucratic Competitors 24 Market Expansion De Novo Branches Smart Acquisitions Organic Growth Vibrant Disciplined Sales & Market Comprehensive Products Convenience

Delivering "Expect More" Service 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 1Q05 2Q05 3Q05 79 83 80 80 82 81 80 83 82 83 85 82 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey 25 Industry Average** Very Satisfied 63% *Percent of Very Satisfied Customers

Delivering "Expect More" Service 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 1Q/05 2Q05 3Q05 79 83 80 80 82 81 80 83 82 83 85 82 81 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey 26 Industry Average** Very Satisfied 63% *Percent of Very Satisfied Customers 81%

2002 2003 2004 '9/2005 19068 40995 38607 27 Acquiring New Customers ....CHAMP Results as of September 30, 2005 2003 2002 2004 9/2005

2002 2003 2004 '9/2005 19068 40995 38607 32580 28 Acquiring New Customers ....CHAMP Results as of September 30, 2005 Net Fee Revenue Per Account $262 2003 2002 2004 9/2005

Expanding the Enterprise Replacement Financial Centers Charlotte Monroe Concord 29

Monroe - Roosevelt Blvd 30 Opening New Markets

Concord - Wilmar 31 Opening New Markets

Expanding the Enterprise Replacement Financial Centers Charlotte Monroe Concord De Novo Charlotte Raleigh 32

33 Charlotte - Colony Place Opening New Markets

34 Raleigh - Atrium Opening New Markets

35 Chuck Caswell Chief Financial Officer Balance Sheet Repositioning

Current Position First Charter had a larger securities portfolio and was more reliant on wholesale funding (primarily with FHLB) than Peers FCTR Peers Investments - 32% vs 21% Wholesale Funding - 41% vs 20-25% 36

Current Position Wholesale balance sheet has had a negative impact on First Charter's cost of funds, margin, profitability and ability to grow capital Fundamental Asset/Liability mismatch has evolved: Investment Yields 3.50% - Fixed Debt Costs 5.28% - Floating* Estimated drag on Earnings** = $8.3 million pre-tax * Expected 4th Quarter Average ** Assuming $466 Million Leverage Portfolio 37

Current Position Balance Sheet is Liability Sensitive* - every 100 basis point increase in o/n rates cost $4.4 million External Analysts recognize the situation "the big question is when does FCTR restructure its balance sheet...we think material improvement here is key" -- FIG Partners LLC-October 7, 2005 Ongoing drain on management time, diverting focus from customer and/or strategic opportunities Demotivating for teammates Current interest rate environment is favorable - risk in waiting * Assuming $466 Million Leverage Portfolio 38

Focus on the Balance Sheet ---------Loan Yields (up 123 bp)-------- -------Deposit Yields (up 81 bp)------- Community Bank - Asset Sensitive Community Bank spread* widened from 3.46% to 3.88% *Does not include benefit from non-interest bearing deposits 39

Wholesale Bank - Liability Sensitive Securities Yields (down 8 bp) Borrowing Yields (up 187 bp) Focus on the Balance Sheet Wholesale Bank spread has contracted from 2.15% to 0.20% 40

What about the Swap Strategy? 41

Benefits of Balance Sheet Repositioning Reduce Exposure to Rising Rates Increase Profitability Improve Quality of Earnings Simplify Balance Sheet, Improving Planning and Oversight Improve Liquidity Increase Capital Ratios Focus Returns to Community Bank Execution 42

Thorough Analytical Process Our balance sheet analysis included individual securities and borrowings Cash flows and economic value for individual securities were analyzed under various interest rate scenarios Analysis calculated the impact on net interest income and net asset value Identified inefficient securities and higher risk liabilities to mitigate the interest rate risk inherent in the current portfolio Total cost for taking out the investment securities, prepaying higher risk liabilities and unwinding derivative positions was estimated Effect on our balance sheet, capital and income statement 43

Sell $466 million fixed-rate securities - yield 3.50% Extinguish $247 million FHLB debt and associated swaps at a rate of LIBOR + 183 bp or 5.88% (floating) Q4 Avg Extinguish another $224 million FHLB overnight debt at a rate of FF + 25 bp or 4.25% Q4 Avg Recognize loss of approximately $20 million after-tax ($30-31 million pre-tax) Deleverage our balance sheet by $446 million or approximately 10 percent 44 Balance Sheet Repositioning What does it look like...

Investment Securities (dollars in thousands) Investment Selection Criteria - Identify Bonds With: Lowest Yields Longest Durations Highest Convexity Risk (what gets hurt most if rates rise further?) Result: Passed over $170 million bonds - 3.30% yield - shorter than 2 Year Duration * After-Tax 45

Wholesale Bank - Liability Sensitive Securities Yields (down 8 bp) Borrowing Yields (up 187 bp) Focus on the Balance Sheet 46

Q3 2004 Q2 2005 Q3 2005 Peer - Q2 2005 Oct-05 0.37 0.305 0.292 0.206 0.215 47 Q3 2005 Oct-05 0.406 0.338 Pro Forma Analysis-Balance Sheet Impact Reducing the size of the securities portfolio and amount of wholesale funding puts First Charter's balance sheet ratios more in-line with peers Note: Median peers as of June 30, 2005; Includes ALAB, MSBK, PRSP, SASR, SBIB, TSFG and UCBI 1 Includes $25mm of trust preferred issuance 2 Based on static balance sheet Wholesale Borrowing/ Total Liabilities 1 Securities/Total Assets

Benefits of Balance Sheet Repositioning Reduce Exposure to Rising Rates Increase Profitability Improve Quality of Earnings Simplify Balance Sheet, Improving Planning and Oversight Improve Liquidity Increase Capital Ratios Focus Returns to Community Bank Execution 48

49 Long Term Objectives

Long-Term Objectives 50 Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise

Questions 51

Check our Website at www.firstcharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 52

NASDAQ: FCTR 53